UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

Angel Oak Mortgage, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-40495	37-1892154
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3344 Peachtree Road NE, Suite 1725 Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 953-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AOMR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On June 21, 2021, Angel Oak Mortgage, Inc., a Maryland corporation (the “Company”), closed (i) the initial public offering (the “initial public offering”) of 7,200,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (ii) the concurrent private placement to CPPIB Credit Investments Inc. (“CPPIB”) of 2,105,263 shares of Common Stock. In connection with the initial public offering and the formation transactions described in the Company’s Registration Statement on Form S-11 and amendments thereto (the “Registration Statement”), the Company entered into the following material agreements and certain other organizational documents, forms of which were previously described in, and filed as exhibits to, the Registration Statement:

Underwriting Agreement. On June 16, 2021, the Company, Angel Oak Mortgage Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), and Falcons I, LLC, a Delaware limited liability company and the Company’s external manager (the “Manager”), entered into an underwriting agreement with Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”), to issue and sell 7,200,000 shares of Common Stock, plus up to an additional 1,080,000 shares issuable upon the exercise of the underwriters’ option to purchase additional shares to cover over allotments, if any. The Underwriting Agreement contains customary representations, warranties and covenants among the parties. These representations, warranties and covenants are not representations of factual information to investors about the Company, the Operating Partnership, the Manager or their respective subsidiaries, and the sale of Common Stock pursuant to the Underwriting Agreement is not a representation that there has not been any change in the condition of the Company, the Operating Partnership or the Manager. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Amended and Restated Limited Partnership Agreement. Angel Oak Mortgage OP GP, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, as sole general partner of the Operating Partnership (the “General Partner”), entered into an amended and restated limited partnership agreement (the “Partnership Agreement”), effective June 21, 2021. The Company holds all of the limited partnership interests in the Operating Partnership and indirectly holds the sole general partnership interest in the Operating Partnership through the General Partner. Except as otherwise expressly provided in the Partnership Agreement and subject to the rights of future holders of any class or series of partnership interests, all management powers over the business and affairs of the Operating Partnership are exclusively vested in the General Partner, in its capacity as the sole general partner of the Operating Partnership. Consequently, the Company, as the sole member of the General Partner, has the full power and authority to do all things that it deems necessary or desirable to conduct the business of the Operating Partnership, as set forth in the Partnership Agreement. A copy of the Partnership Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Management Agreement. The Company, the Operating Partnership and the Manager entered into a management agreement, dated June 21, 2021 (the “Management Agreement”). Pursuant to the Management Agreement, the Manager will be required to manage the Company’s business affairs in conformity with the investment guidelines that are approved and monitored by the Company’s Board of Directors. In addition, the Manager will be responsible for the Company’s day-to-day operations and will perform (or cause to be performed) such services and activities relating to the Company’s assets and operations, including the Company’s investments and their financing, as may be necessary or appropriate. A copy of the Management Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Trademark License Agreement. The Company and Angel Oak Companies, LP entered into a trademark license agreement, dated June 16, 2021 (the “Trademark License Agreement”), pursuant to which Angel Oak Companies, LP has granted the Company a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use the name “Angel Oak Mortgage, Inc.” A copy of the Trademark License Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Shareholder Rights Agreements. The Company and the Manager entered into a shareholder rights agreement with NHTV Atlanta Holdings LP (the “MS Entity”), dated June 21, 2021 (the “MS shareholder rights agreement”). Additionally, the Company and the Manager entered into a shareholder rights agreement with Xylem Finance LLC (the “DK Entity”), dated June 21, 2021 (the “DK shareholder rights agreement” and, together with the MS shareholder rights agreement, the “shareholder rights agreements”). Each shareholder rights agreement provides the MS Entity and the DK Entity the right to designate one nominee for election to the Company’s Board of Directors, subject to certain limitations. A copy of the MS shareholder rights agreement is attached hereto as Exhibit 10.4 and incorporated herein by reference. A copy of the DK shareholder rights agreement is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Stockholder’s Agreement. The Company and the Manager entered into a stockholder’s agreement with VPIP AO MF LLC (the “Vivaldi Entity”), dated June 21, 2021 (the “Stockholder’s Agreement”), pursuant to which the Vivaldi Entity has agreed to cause one of the Company’s directors that is affiliated with the Vivaldi Entity to resign from the Company’s Board of Directors should the Vivaldi Entity’s beneficial ownership in the Company decline below a specified level. A copy of the Stockholder’s Agreement is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Registration Rights Agreements. The Company and the Manager entered into a registration rights agreement, dated June 21, 2021 (the “Manager Registration Rights Agreement”), with respect to any equity-based awards that the Company may grant to the Manager in the future under the Company’s 2021 Equity Incentive Plan. A copy of the Manager Registration Rights Agreement is attached hereto as Exhibit 10.7 and incorporated herein by reference. Additionally, the Company and investors in Angel Oak Mortgage Fund, LP entered into a registration rights agreement, dated June 21, 2021 (the “Fund Investor Registration Rights Agreement”), pursuant to which such investors shall have certain registration rights with respect to resales of Common Stock as described in the Registration Statement. A copy of the Fund Investor Registration Rights Agreement is attached hereto as Exhibit 10.8 and incorporated herein by reference. The Company also entered into a registration rights agreement with CPPIB, dated June 21, 2021 (the “CPPIB Registration Rights Agreement”), pursuant to which CPPIB shall have certain registration rights with respect to resales of Common Stock as described in the Registration Statement. A copy of the CPPIB Registration Rights Agreement is attached hereto as Exhibit 10.9 and incorporated herein by reference.

Indemnification Agreements. The Company entered into indemnification agreements with each of the Company’s directors and executive officers effective as of June 16, 2021 or June 21, 2021 (with respect to those directors whose election as such became effective as of the closing of the initial public offering). These agreements provide, in general, that the Company will indemnify the applicable executive officer and director to the maximum extent permitted by Maryland law in connection with their service to the Company or on the Company’s behalf. A copy of each indemnification agreement is attached hereto as Exhibits 10.10 through 10.21 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements. The information set forth under Item 1.01 of this Current Report on Form 8-K under the sub-heading “Indemnification Agreements” is incorporated in this Item 5.02 by reference.

2021 Equity Incentive Plan. Effective as of June 21, 2021, the Company adopted its 2021 Equity Incentive Plan (the “Plan”), attached hereto as Exhibit 10.22 and incorporated herein by reference. The purposes of the Plan are to afford an incentive to (1) the Company’s directors, officers, employees and consultants and (2) the Manager and the members, directors, trustees, officers and employees of the Manager or its affiliates and other entities that provide services to the Company and the employees of such entities, to continue (if applicable) as the Company’s directors, officers, employees and consultants, to continue their service to the Company, to increase their efforts on the Company’s behalf and to promote the success of the Company’s business. The Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, LTIP units and other stock-based awards. The (1) Company’s directors, officers, employees and consultants, and (2) the Manager and the members, directors, trustees, officers and employees of the Manager or its affiliates and other entities that provide services to the Company and the employees of such entities are eligible to receive such awards. Subject to certain adjustments set forth in the Plan, the number of shares of the Company’s Common Stock that are reserved and available for issuance pursuant to awards granted under the Plan is equal to 2,125,000 shares. 473,684 shares of restricted Common Stock have been issued under the Plan as of the date hereof.

Executive Severance and Change in Control Plan. Effective as of June 21, 2021, the Company adopted its Executive Severance and Change in Control Plan (the “Executive Severance Plan”), attached hereto as Exhibit 10.23 and incorporated herein by reference. Pursuant to the Executive Severance Plan, Robert Williams, the Company’s Chief Executive Officer and President, and Brandon Filson, the Company’s Chief Financial Officer and Treasurer, will be entitled to severance benefits upon a qualifying termination of employment as further described in the Registration Statement.

Board of Directors. Effective immediately prior to the effectiveness of the Registration Statement on June 16, 2021, Mr. Murtaza Ali resigned from the Company’s Board of Directors. Mr. Ali’s resignation was not a result of any disagreement with the Company or its Board of Directors on any matter relating to the Company's operations, policies or practices.

On June 16, 2021, Mr. W.D. (Denny) Minami was elected to the Board of Directors of the Company concurrent with the effectiveness of the Registration Statement. Mr. Minami serves on the Company’s Audit Committee as the committee’s chairperson and on the Affiliated Transactions Committee. There are no arrangements or understandings between Mr. Minami and any other person pursuant to which he was selected to serve as a director of the Company.

On June 21, 2021, Mr. Landon Parsons and Ms. Nancy Davis were elected to the Board of Directors of the Company in connection with the closing of the Company’s initial public offering. Mr. Parsons will serve on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Ms. Davis will serve on the Company’s Compensation Committee as its chairperson and on the Nominating and Corporate Governance Committee. There are no arrangements or understandings between Mr. Parsons or Ms. Davis and any other person pursuant to which such director was selected to serve as a director of the Company.

Biographical information regarding the directors, equity awards made to the Company’s independent directors and the Company's executive officers, a description of the material terms of the directors’ annual compensation and relationships required to be disclosed pursuant to Item 404(a) of Regulation S-K have previously been reported by the Company in the Registration Statement.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment and Restatement. On June 17, 2021, the Company filed with the State Department of Assessments and Taxation of Maryland its Articles of Amendment and Restatement, amending and restating the Company’s Articles of Amendment and Restatement filed and dated January 10, 2019. A copy of the Company’s Articles of Amendment and Restatement, which became effective on the filing date of June 17, 2021, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Second Amended and Restated Bylaws. The Company also adopted its Second Amended and Restated Bylaws effective June 17, 2021, amending its Amended and Restated Bylaws. A copy of the Company’s Second Amended and Restated Bylaws effective as of June 17, 2021 is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 16, 2021, among Angel Oak Mortgage, Inc., Angel Oak Mortgage Operating Partnership, LP, and Falcons I, LLC, on the one hand, and Wells Fargo Securities, LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named therein, on the other hand

3.1	Articles of Amendment and Restatement of the Company, dated June 17, 2021

3.2	Second Amended and Restated Bylaws of the Company, effective as of June 17, 2021

10.1	Amended and Restated Limited Partnership Agreement of Angel Oak Mortgage Operating Partnership, LP, dated June 21, 2021

10.2	Management Agreement among Angel Oak Mortgage, Inc., Angel Oak Mortgage Operating Partnership, LP and Falcons I, LLC, dated June 21, 2021

10.3	Trademark License Agreement between Angel Oak Mortgage, Inc. and Angel Oak Companies, LP, dated June 16, 2021

10.4	Shareholder Rights Agreement among Angel Oak Mortgage, Inc., Falcons I, LLC and NHTV Atlanta Holdings LP, dated June 21, 2021

10.5	Shareholder Rights Agreement among Angel Oak Mortgage, Inc., Falcons I, LLC and Xylem Finance LLC, dated June 21, 2021

10.6	Stockholder’s Agreement among Angel Oak Mortgage, Inc., Falcons I, LLC and VPIP AO MF LLC, dated June 21, 2021

10.7	Registration Rights Agreement between Angel Oak Mortgage, Inc. and Falcons I, LLC, dated June 21, 2021

10.8	Registration Rights Agreement among Angel Oak Mortgage, Inc. and the partners of Angel Oak Mortgage Fund, LP, dated June 21, 2021

10.9	Registration Rights Agreement between Angel Oak Mortgage, Inc. and CPPIB Credit Investments Inc., dated June 21, 2021

10.10	Indemnification Agreement between Angel Oak Mortgage, Inc. and Michael Fierman, dated June 16, 2021

10.11	Indemnification Agreement between Angel Oak Mortgage, Inc. and Christine Jurinich, dated June 16, 2021

10.12	Indemnification Agreement between Angel Oak Mortgage, Inc. and Craig Jones, dated June 16, 2021

10.13	Indemnification Agreement between Angel Oak Mortgage, Inc. and Edward Cummings, dated June 16, 2021

10.14	Indemnification Agreement between Angel Oak Mortgage, Inc. and Vikram Shankar, dated June 16, 2021

10.15	Indemnification Agreement between Angel Oak Mortgage, Inc. and Michael Peck, dated June 16, 2021

10.16	Indemnification Agreement between Angel Oak Mortgage, Inc. and W.D. (Denny) Minami, dated June 16, 2021

10.17	Indemnification Agreement between Angel Oak Mortgage, Inc. and Landon Parsons, dated June 21, 2021

10.18	Indemnification Agreement between Angel Oak Mortgage, Inc. and Nancy Davis, dated June 21, 2021

10.19	Indemnification Agreement between Angel Oak Mortgage, Inc. and Robert Williams, dated June 16, 2021

10.20	Indemnification Agreement between Angel Oak Mortgage, Inc. and Brandon Filson, dated June 16, 2021

10.21	Indemnification Agreement between Angel Oak Mortgage, Inc. and Dory Black, dated June 16, 2021

10.22†	2021 Equity Incentive Plan of Angel Oak Mortgage, Inc., effective as of June 21, 2021

10.23†	Angel Oak Mortgage, Inc. Executive Severance and Change in Control Plan, effective as of June 21, 2021

†	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Oak Mortgage, Inc.

Dated: June 23, 2021
	By:	/s/ Brandon Filson
Brandon Filson
Chief Financial Officer and Treasurer